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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) 5/20/96
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                         WellPoint Health Networks Inc.
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               (Exact Name of Registrant as Specified in Charter)

      California                     1-14340                   95-3760980
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(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)               File Number)            Identification No.)

  21555 Oxnard Street, Woodland Hills, California                  91367
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code (818) 703-4000
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.           CHANGE IN CONTROL OF REGISTRANT.
ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On May 20, 1996, the Company concluded a series of transactions (collectively, the "Recapitalization") to recapitalize its publicly traded, majority-owned subsidiary, WellPoint Health Networks Inc., a Delaware corporation ("Old WellPoint"), pursuant to the Amended and Restated Recapitalization Agreement dated as of March 31, 1995 (the "Amended Recapitalization Agreement"), by and among Old WellPoint, the Company (formerly known as Blue Cross of California), Western Health Partnerships (the "Health Foundation") and Western Foundation for Health Improvement (the "Western Foundation"). In connection with the Recapitalization, (a) Old WellPoint distributed an aggregate of $995.0 million by means of a special dividend of $10.00 per share to the record holders of its Class A and Class B Common Stock as of May 15, 1996, (b) the Company, the sole shareholder of Old WellPoint's Class B Common Stock, donated its portion of such dividend ($800.0 million) to the Western Foundation, (c) the Company donated its assets, other than the shares of the Old WellPoint Class B Common Stock held by the Company and the Company's commercial operations (the "BCC Commercial Operations"), to the Health Foundation, (d) the Company changed its status from a California nonprofit public benefit corporation to a California for-profit business corporation, in conformity with the terms and orders of the California Department of Corporations, by means of filing amended and restated articles of incorporation with the California Secretary of State, immediately following which the Company issued to the Health Foundation 53,360,000 shares of its common stock and (e) Old WellPoint merged with and into the Company (the "Merger"), with the resulting entity changing its name to WellPoint Health Networks Inc. In connection with the Merger, (i) each outstanding share of Old WellPoint's Class A Common Stock was converted into 0.667 shares of the Company's Common Stock and
(ii) the outstanding shares of the Company's common stock issued to the Health Foundation prior to the Merger were converted into 53,360,000 shares of the post-merger Company's Common Stock and a cash payment of $235,000,000 to reflect the value of the BCC Commercial Operations. The BCC Commercial Operations consisted of, among other things, the health care lines of business conducted by Blue Cross of California, substantially all agreements with health care providers that provided services to enrollees of Blue Cross of California and certain of the Company's subsidiaries and all of the cash and securities of Blue Cross of California on hand at the time of closing of the Recapitalization. The Company intends to continue the BCC Commercial Operations in substantially the same manner as they were conducted by Blue Cross of California prior to the Recapitalization. By virtue of the Merger and the exchange of shares of Old WellPoint for those of the Company, as of May 20, 1996 (the effective time of the Merger), there were a total of 66,366,500 shares of the Company's Common Stock outstanding, of which 53,360,000 shares (or approximately 80.4%) were held beneficially by the Health Foundation.

         In connection with the Recapitalization, the Company relinquished its rights under the Blue Cross License Agreement dated January 1, 1991, between Blue Cross of California and the Blue Cross and Blue Shield Association (the "BCBSA"). The BCBSA and the Company entered into a new license agreement (the "New License Agreement"), pursuant to which the Company has become the exclusive licensee for the right to use the Blue Cross name and related service marks in California and has become a member of the BCBSA. The New License Agreement


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contains a number of requirements, including, among others, that (i) the Amended and Restated Articles of Incorporation of the Company (the "Articles") prohibit any person (other than the Health Foundation) from owning five percent or greater of the outstanding voting securities of the Company, (ii) the Board of Directors have three substantially equal classes with each director serving a three-year term, (iii) there be a prohibition on cumulative voting by shareholders and (iv) the affirmative vote of 75% or more of the outstanding shares represented and voting at any shareholders' meeting be required to amend certain provisions of the Articles. In addition, the majority of directors of the Company must be independent directors (as defined in the License Agreement Addendum by and between the Company and the BCBSA). A copy of the New License Agreement is being filed as an exhibit to this Current Report on Form 8-K and the description of the terms thereof contained herein is qualified by reference to such exhibit.

         In connection with the execution of the New License Agreement, the BCBSA also required that the Health Foundation enter into a voting trust agreement (the "Voting Trust Agreement"), pursuant to which the Health Foundation has deposited into a voting trust the number of shares of the Company's Common Stock sufficient to reduce the Health Foundation's holdings outside such voting trust to a level equal to 49.9% of the outstanding shares of the Company's Common Stock. In addition, the Health Foundation will be required, through sales (which may involve the exercise of its registration rights discussed below) or additional deposits into the voting trust, to reduce its holdings outside the voting trust to 20% and 5% of the outstanding Company Common Stock on and after the third and fifth anniversaries, respectively, of the Recapitalization. The shares held by the trustee under the Voting Trust Agreement generally will be voted (i) with respect to elections and removal of directors, calling of shareholder meetings and amendment of the Company's Articles and Bylaws, where such actions are opposed by the Board of Directors, to support the position of the Board of Directors, and (ii) with respect to matters enumerated in clause (i) that have the support of the Board of Directors and with respect to other matters generally, to support the vote of the other shareholders. With respect to those shares held by the Health Foundation in excess of 5% of the outstanding shares of the Company that are not subject to the Voting Trust Agreement, the Health Foundation has also entered into a voting agreement (the "Voting Agreement"). The Voting Agreement provides among other things, that the Health Foundation, during the period that it continues to own in excess of 5% of the outstanding shares of the Company, will vote all shares of the Company's Common Stock owned by it in excess of 5% of the outstanding shares (except those shares held pursuant to the Voting Trust Agreement) in favor of each nominee to the Board of Directors of the Company who has been nominated by the Nominating Committee of the Board of Directors, or under certain circumstances, other subsets of the Board of Directors, all as set forth in the the Company's Bylaws (a copy of which is being filed as an exhibit to this Current Report on Form 8-K). The Voting Trust Agreement and the Voting Agreement are being filed as exhibits to this Current Report on Form 8-K and the description of the terms thereof contained herein is qualified by reference to such exhibits.

         In connection with the Recapitalization, the Company and the Health Foundation entered into a Registration Rights Agreement dated as of May 20, 1996, with respect to the shares of the Company received by the Health Foundation in connection with the Merger. The Registration Rights Agreement grants the Health Foundation (and subsequent holders of the shares covered by



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the Registration Rights Agreement) certain annual demand and piggyback registration rights. The undertakings made by Old WellPoint in order to secure the California Department of Corporations' approval of the Recapitalization require the Health Foundation to make annual distributions of approximately 5% of the value of its investment assets beginning in 1997. In order to fund such required distributions, the Health Foundation may sell shares of the Company's Common Stock pursuant to the exercise of its rights under the Registration Rights Agreement. The Health Foundation and the Company have also entered into an Indemnification Agreement dated as of May 17, 1996, pursuant to which the Health Foundation has agreed to indemnify the Company under the terms set forth therein against any tax liability that results from the revocation or modification of certain Internal Revenue Service rulings received by Old WellPoint in connection with the Recapitalization. The Registration Rights Agreement and the Indemnification Agreement are being filed as exhibits to this Current Report on Form 8-K and the description of the terms thereof contained herein is qualified by reference to such exhibits.

         A portion of the funds used to pay the dividend to Old WellPoint's shareholders was provided by a borrowing of $775 million under a newly executed Credit Agreement dated as of May 15, 1996 (the "Credit Agreement"), by and among Old WellPoint, Bank of America National Trust and Savings Association, as Administrative Agent, NationsBank of Texas, N.A. as Syndication Agent, Chemical Bank, as Documentation Agent, and the other financial institutions named therein. The obligations under the Credit Agreement have been assumed by the Company. The Credit Agreement provides for an unsecured facility in the aggregate amount of $1.25 billion, and borrowings under the Credit Agreement will bear interest at rates determined by reference to the Bank of America base rate, or to the London Interbank Offered Rate ("LIBOR") plus a margin determined by reference to the Company's leverage ratio or the then-current rating of the Company's unsecured long-term debt by specified rating agencies. The Credit Agreement will expire as of May 15, 2001, although in certain circumstances it may be extended for two additional one-year periods. The Credit Agreement requires that the Company comply with certain minimum net worth, leverage ratio and fixed charge coverage ratio requirements and contains certain other customary covenants and restrictions, including restrictions on the incurrence of additional indebtedness and the granting of certain liens, limitations on acquisitions and investments and limitations on changes in control. A copy of the Credit Agreement is being filed as an exhibit to this Current Report on Form 8-K and the description of the terms of such Credit Agreement contained herein is qualified by reference to the Credit Agreement.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                           Historical financial information as of and for the
                  period ended December 31, 1995 was previously reported in Old WellPoint's Annual Report on Form 10-K (SEC File No. 1-11628) for the fiscal year ended December 31, 1995, at pages F-2 to F-24, and is incorporated herein by this reference. It is impracticable to provide the historical financial information as of and for the period ended March 31, 1996 at the time of filing of this Current Report on Form 8-K. Such historical financial information will be filed as soon as it is available, but in no event later than 60 days after this Current Report on Form 8-K was due to be filed.


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                  (b)      PRO FORMA FINANCIAL INFORMATION

                           Pro forma financial information as of and for the
                  period ended December 31, 1995 was previously reported in Old WellPoint Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, at pages 32 to 38, and is incorporated herein by this reference. It is impracticable to provide the pro forma financial information as of and for the period ended March 31, 1996 at the time of filing of this Current Report on Form 8-K. Such pro forma financial information will be filed as soon as it is available, but in no event later than 60 days after this Current Report on Form 8-K was due to be filed.

                  (c)      EXHIBITS

         Exhibit No.                Exhibit
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         3.1                        Amended and Restated Articles of
                                    Incorporation of WellPoint Health Networks
                                    Inc., a California corporation (the
                                    "Company").

         3.2                        Bylaws of the Company.

         3.3 Agreement of Merger dated as of May 20, 1996 by and among the Company, WellPoint Health Networks Inc., a Delaware corporation, Western Health Partnerships and Western Foundation for Health Improvement

         99.1 Amended and Restated Recapitalization Agreement dated as of March 31, 1995, by and among WellPoint Health Networks Inc., a Delaware corporation, the Company, Western Health Partnerships and Western Foundation for Health Improvement (Filed as Exhibit
                                    99.1 to Old WellPoint's Current Report on
                                    Form 8-K (File No. 1-11628) dated February
                                    20, 1996 and incorporated herein by this reference).

         99.2 Voting Trust Agreement dated as of May 20, 1996 by and between the Company, Western Health Partnerships and Wilmington Trust Company.

         99.3 Voting Agreement dated as of May 8, 1996 by and among the Company and Western Health Partnerships.

         99.4 Share Escrow Agent Agreement dated as of May 20, 1996 by and between the Company and U.S. Trust Company of California, N.A.

         99.5 Registration Rights Agreement dated as of May 20, 1996 by and between the Company and Western Health Partnerships.

         99.6 Blue Cross License Agreement effective as of May 20, 1996 by and among the Blue Cross and Blue Shield Association and the Company.


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         99.7                       California Blue Cross License Addendum
                                    effective as of May 20, 1996 by and between the Blue Cross and Blue Shield Association and the Company.

         99.8 Blue Cross Affiliated License Agreement effective as of May 20, 1996 by and between the Blue Cross and Blue Shield Association and CaliforniaCare Health Plans.

         99.9 Indemnification Agreement dated as of May 17, 1996 by and among the Company, WellPoint Health Networks Inc., a Delaware corporation, and Western Health Partnerships.

         99.10 Credit Agreement dated as of May 15, 1996 by and among the Company, Bank of America National Trust and Savings Association, as Administrative Agent, NationsBank of Texas, N.A., as Syndication Agent, Chemical Bank, as Documentation Agent, and the other financial institutions named therein.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 31, 1996

                                      WELLPOINT HEALTH NETWORKS INC.

                                      By:       /s/ Howard G. Phanstiel
                                              ---------------------------------
                                      Name:    Howard G. Phanstiel
                                      Title:   Executive Vice President, Finance
                                                  and Information Services



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                                  EXHIBIT INDEX

         Exhibit No.                Description

         3.1 Amended and Restated Articles of Incorporation of WellPoint Health Networks Inc., a California corporation (the "Company").

         3.2                        Bylaws of the Company.

         3.3 Agreement of Merger dated as of May 20, 1996 by and among the Company, WellPoint Health Networks Inc., a Delaware corporation, Western Health Partnerships and Western Foundation for Health Improvement

         99.1 Amended and Restated Recapitalization Agreement dated as of March 31, 1995, by and among WellPoint Health Networks Inc., a Delaware corporation, the Company, Western Health Partnerships and Western Foundation for Health Improvement (Filed as Exhibit
                                    99.1 to Old WellPoint's Current Report on
                                    Form 8-K (File No. 1-11628) dated February
                                    20, 1996 and incorporated herein by this reference).

         99.2 Voting Trust Agreement dated as of May 20, 1996 by and between the Company, Western Health Partnerships and Wilmington Trust Company.

         99.3 Voting Agreement dated as of May 8, 1996 by and among the Company and Western Health Partnerships.

         99.4 Share Escrow Agent Agreement dated as of May 20, 1996 by and between the Company and U.S. Trust Company of California, N.A.

         99.5 Registration Rights Agreement dated as of May 20, 1996 by and between the Company and Western Health Partnerships.

         99.6 Blue Cross License Agreement effective as of May 20, 1996 by and among the Blue Cross and Blue Shield Association and the Company.

         99.7 California Blue Cross License Addendum effective as of May 20, 1996 by and between the Blue Cross and Blue Shield Association and the Company.



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         99.8                       Blue Cross Affiliated License Agreement
                                    effective as of May 20, 1996 by and between the Blue Cross and Blue Shield Association and CaliforniaCare Health Plans.

         99.9 Indemnification Agreement dated as of May 17, 1996 by and among the Company, WellPoint Health Networks Inc., a Delaware corporation, and Western Health Partnerships.

         99.10 Credit Agreement dated as of May 15, 1996 by and among the Company, Bank of America National Trust and Savings Association, as Administrative Agent, NationsBank of Texas, N.A., as Syndication Agent, Chemical Bank, as Documentation Agent, and the other financial institutions named therein.



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